STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2015
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

NOTE 13—STOCK-BASED COMPENSATION

        On May 21, 2013, ILG adopted the Interval Leisure Group, Inc. 2013 Stock and Incentive Plan and stopped granting awards under the ILG 2008 Stock and Annual Incentive Plan ("2008 Incentive Plan"). Both plans provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. RSUs are awards in the form of phantom shares or units, denominated in a hypothetical equivalent number of shares of ILG common stock and with the value of each award equal to the fair value of ILG common stock at the date of grant. Each RSU is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. We grant awards subject to graded vesting (i.e. portions of the award vest at different times during the vesting period) or to cliff vesting (i.e., all awards vest at the end of the vesting period). In addition, certain RSUs are subject to attaining specific performance criteria.

        ILG recognizes non-cash compensation expense for all RSUs held by ILG's employees. For RSUs to be settled in stock, the accounting charge is measured at the grant date as the fair value of ILG common stock and expensed as non-cash compensation over the vesting term using the straight-line basis for service awards and the accelerated basis for performance-based awards with graded vesting. Certain cliff vesting awards contain performance criteria which are tied to anticipated future results of operations in determining the fair value of the award, while other cliff vesting awards with performance criteria are tied to the achievement of certain market conditions. This value is recognized as expense over the service period, net of estimated forfeitures, using the straight-line recognition method. The expense associated with RSU awards to be settled in cash is initially measured at fair value at the grant date and expensed ratably over the vesting term, recording a liability subject to mark-to-market adjustments for changes in the price of the respective common stock, as compensation expense.

        Shares underlying RSUs are not issued or outstanding until vested. In relation to our quarterly dividend, unvested RSUs are credited with dividend equivalents, in the form of additional RSUs, when dividends are paid on our shares of common stock. Such additional RSUs are forfeitable and will have the same vesting dates and will vest under the same terms as the RSUs in respect of which such additional RSUs are credited. Given such dividend equivalents are forfeitable, we do not consider them to be participating securities and, consequently, they are not subject to the two-class method of determining earnings per share.

        Under the ILG 2013 Stock and Incentive Compensation Plan, the maximum aggregate number of shares of common stock reserved for issuance as of adoption is 4.1 million shares, less one share for every share granted under any prior plan after December 31, 2012. As of December 31, 2015, ILG has 2.3 million shares available for future issuance under the 2013 Stock and Incentive Compensation Plan.

        During 2015, 2014 and 2013, the Compensation Committee granted approximately 521,000, 692,000 and 689,000 RSUs, respectively, vesting over one to five years, to certain officers, employees and consultants of ILG and its subsidiaries. Of the RSUs granted in 2015, 2014 and 2013, approximately 105,000, 367,609 and 300,000 cliff vest in three years to five years and approximately 54,000, 202,000 and 58,000 of these RSUs, respectively, are subject to performance criteria that could result between 0% and 200% of these awards being earned either based on defined adjusted EBITDA or relative total shareholder return targets over the respective performance period, as specified in the award document.

        For the 2015, 2014 and 2013 RSUs subject to relative total shareholder return performance criteria, the number of RSUs that may ultimately be awarded depends on whether the market condition is achieved. We used a Monte Carlo simulation analysis to estimate a per unit grant date fair value of $40.71 for 2015, $36.90 for 2014 and $29.61 for 2013, for these performance based RSUs. This analysis estimates the total shareholder return ranking of ILG as of the grant date relative to two peer groups approved by the Compensation Committee, over the remaining performance period. The expected volatility of ILG's common stock at the date of grant was estimated based on a historical average volatility rate for the approximate three-year performance period. The dividend yield assumption was based on historical and anticipated dividend payouts. The risk-free interest rate assumption was based on observed interest rates consistent with the approximate three-year performance measurement period.

        Non-cash compensation expense related to RSUs for the years ended December 31, 2015, 2014 and 2013 was $13.5 million, $11.4 million and $10.4 million, respectively. At December 31, 2015, there was approximately $17.2 million of unrecognized compensation cost, net of estimated forfeitures, related to RSUs, which is currently expected to be recognized over a weighted average period of approximately 1.8 years.

        The amount of stock-based compensation expense recognized in the consolidated statements of income is reduced by estimated forfeitures, as the amount recorded is based on awards ultimately expected to vest. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods for any changes to the estimated forfeiture rate from that previously estimated. For any vesting tranche of an award, the cumulative amount of compensation cost recognized is at least equal to the portion of the grant-date value of the award tranche that is actually vested at that date.

        Non-cash stock-based compensation expense related to equity awards is included in the following line items in the accompanying consolidated statements of income for the years ended December 31, 2015, 2014 and 2013 (in thousands):

	Year Ended December 31,
	2015	2014	2013
Cost of sales	$822	$724	$686
Selling and marketing expense	1,604	1,392	1,193
General and administrative expense	11,044	9,247	8,549

Non-cash compensation expense before income taxes	13,470	11,363	10,428
Income tax benefit	(5,195)	(4,330)	(3,960)

Non-cash compensation expense after income taxes	$8,275	$7,033	$6,468

        The following table summarizes RSU activity during the years ended December 31, 2013, 2014 and 2015:

	Shares	Weighted-Average Grant Date Fair Value
	(In thousands)
Non-vested RSUs at December 31, 2012	1,569	13.29
Granted	713	20.83
Vested	(766)	12.16
Forfeited	(21)	17.85

Non-vested RSUs at December 31, 2013	1,495	17.33
Granted	726	23.99
Vested	(468)	16.27
Forfeited	(59)	24.01

Non-vested RSUs at December 31, 2014	1,694	20.23
Granted	568	25.64
Vested	(547)	17.34
Forfeited	(30)	21.98

Non-vested RSUs at December 31, 2015	1,685	$22.98